EXHIBIT 10.3

AMENDMENT 1 TO EXCLUSIVE LICENSE AGREEMENT

          THIS AMENDMENT 1 TO EXCLUSIVE LICENSE AGREEMENT (the “Amendment”) is made this 21st day of September 2009, by and between Advanomics Corporation, a Canadian corporation (the “Licensor”), with its principal place of business at 6100 Royalmount Avenue, Montreal, Quebec, Canada, H4P 2R2, and Sunshine Biopharma, Inc., a Colorado corporation (“the Licensee”), with its principal place of business at 12835 E. Arapahoe Road, Tower 1, Penthouse #805, Englewood, CO 80112, who hereby agree as follows:

RECITALS:

WHEREAS, the parties hereto have previously entered into that certain Exclusive License Agreement wherein Licensor did provide Licensee an exclusive license to the oncology drug, Adva-27a (Difluoro-Etoposidetm) as well as the Adva-27a development through clinical trials (the “Licensed Materials”).

WHEREAS, the parties hereby wish to amend Article III, Section 3.1(d) as indicated herein.

          NOW, THEREFORE, in exchange for good and valuable consideration, the sufficiency of which is acknowledged, the parties agree to amend Article III, Section 3.1(d), as follows:

3.1       Consideration for License. In consideration for the granting of the exclusive License herein, Licensee hereby agrees to issue to Licensor (or its assigns):

          (d)       Licensee shall be granted an option to subscribe for 2,000,000 shares of Licensor’s Common Stock at an exercise price of $5.00 (US) per share, which option shall be for a period of one (1) year. A copy of the relevant option agreement is attached hereto and incorporated herein as Exhibit “A.” In the event Licensee exercises said option within the option exercise period, Licensor shall grant Licensee a second option to purchase an additional 1,000,000 shares of Licensor’s Common Stock at an exercise price of $10.00 (US) per share for a one year term. A copy of the relevant option agreement is attached hereto and incorporated herein as Exhibit “B.”

IN WITNESS WHEREOF the parties hereto have executed this agreement effective as of the date first written above.

LICENSOR:	LICENSEE:

ADVANOMICS CORPORATION	SUNSHINE BIOPHARMA, INC.

By:_s/Steve N. Slilaty_____________	By:_s/Michele Di Turi_________________

Title:_President___________________	Title:__President_____________________

1 of 2